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                                                                    EXHIBIT 99.1

                            GENERAL ELECTRIC COMPANY
                              3135 Easton Turnpike
                               Fairfield, CT 06828

                                October 30, 2004


InVision Technologies, Inc.
7151 Gateway Boulevard
Newark, California  94560
Attention: Andrew D. Siegel

Ladies and Gentlemen:

         Reference is hereby made to that certain Agreement and Plan of Merger, dated as of March 15, 2004 (as amended from time to time, the "Merger Agreement"), among General Electric Company ("Parent"), Jet Acquisition Sub, Inc. ("Merger Sub") and InVision Technologies, Inc. (the "Company").

         1. Capitalized terms not otherwise defined in this letter shall have the meanings ascribed to them in the Merger Agreement; provided, however, that this letter shall not constitute an amendment to the Merger Agreement. For the purposes hereof:

                  "CD DOJ" means the Criminal Division of the United States Department of Justice.

                  "Excluded Matters" means (i) any events, occurrences, actions or facts related to or arising from information, circumstances or conditions disclosed by the Company or its representatives on or before October 30, 2004 to the CD DOJ or the SEC relating to the Potential Violations, (ii) any loss, amendment, termination or other diminishment or elimination of any foreign sales agreement or foreign sales order relating to the foregoing, (iii) matters disclosed in Part II, Item 4 of the Company's quarterly reports on Form 10-Q filed prior to the earlier of the Effective Time or the termination of the Merger Agreement directly related to the matters discussed in (i) above, (iv) any losses, liabilities, damages, costs and expenses, including costs of investigation and defense and fees and expenses of lawyers, experts and other professionals, arising from assessments, claims, demands, assertions of liability or actual or threatened actions, suits or proceedings (whether public or private, civil, criminal, administrative or investigative) arising out of, resulting from or in connection with any of the foregoing (but excluding any new causes of action or lawsuits unrelated to the matters discussed in (i), (ii) or
(iii) above), and (v) any costs, fees and expenses of the Company or its Subsidiaries relating to the investigation of the Potential Violations and any pre-existing indemnity rights of any directors and officers of the Company or of any of its Subsidiaries in connection with any of the foregoing.

                  "Extended Date" means December 27, 2004.

                  "Parent Representatives" means one representative from Parent in each of the functional areas of general management, corporate finance and human resources.

                  "Potential Violations" means all potential violations of Law disclosed by the Company or its representatives on or before October 30, 2004 to the CD DOJ or the SEC relating to


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or arising from possible improper payments or offers or promises of improper payments by the Company or any of its Subsidiaries, or any of their Affiliates, consultants, representatives, distributors or other agents, in each case in connection with the Company's or any of its Subsidiaries' actual or attempted foreign sales or related activities, and violations ancillary thereto.

                  "Resolution or Settlement" means an executed plea, settlement or deferred prosecution agreement as to the Company and its Subsidiaries with the CD DOJ with respect to the Potential Violations, which plea, settlement and/or agreement may include a written statement or other confirmation from the CD DOJ that it considers its investigation of the Potential Violations resolved as to the Company and its Subsidiaries.

            "SEC" means the United States Securities and Exchange Commission.

         2. In accordance with Section 8.3 of the Merger Agreement, each of Parent and the Company hereby unconditionally and irrevocably waives until the Extended Date, and agrees not to exercise until after the Extended Date, its right, if any, to terminate the Merger Agreement pursuant to Section 7.1(b)(i) thereof.

         3. In accordance with Section 8.3 of the Merger Agreement:

            (i) Each of Parent and Merger Sub hereby confirms that none of the Excluded Matters shall be deemed either alone or in combination (including in combination with any other matter excluded from the definition of a Company Material Adverse Effect pursuant to the proviso contained in the third sentence of Section 3.1(a) of the Merger Agreement) to constitute, and none of the Excluded Matters shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect, and each of Parent and Merger Sub unconditionally and irrevocably waives its rights, if any, to assert that a Company Material Adverse Effect has occurred (or is reasonably likely to occur) with respect to such Excluded Matters; provided, however, that notwithstanding the foregoing, Parent may consider any action taken by the Transportation Security Administration as a result of the Potential Violations in determining whether a Company Material Adverse Effect has occurred unless such action is otherwise excluded from the determination of a Company Material Adverse Effect in accordance with the exclusions contained in the Merger Agreement as in effect immediately prior to the execution of this letter.

            (ii) Each of Parent and Merger Sub hereby waives its rights, if any, under Section 6.2(e) and Section 6.2(f) of the Merger Agreement with respect to or as a result of the Excluded Matters.

            (iii) Each of Parent and Merger Sub hereby waives its rights, if any, under Section 7.1(c)(i) of the Merger Agreement with respect to or as a result of the Excluded Matters.

            (iv) As to Excluded Matters, no claim of breach of the Merger Agreement or willful misrepresentation shall be asserted under Section 7.2 of the Merger Agreement by Parent or Merger Sub.

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         4. The waivers and agreements of Parent and Merger Sub contained in
Sections 2, 3 and 6 hereof shall not be operative if the Company fails to comply (other than in an immaterial respect) with the provisions of clauses "(i)," "(ii)" or "(iii)" below (it being understood that the Company undertakes to comply therewith):

            (i) From October 30, 2004 through the earlier of the Effective Time or the termination of the Merger Agreement, for the purpose of close consultation, (A) during each calendar month, on or about the fifteenth day of such month, appropriate members of the Company's senior management team shall provide the Parent Representatives with a comprehensive review of the Company's business (other than the Company NDT Business) on a consolidated basis (the "Monthly Update"), and (B) appropriate members of the Company's senior management team shall have met weekly in-person (other than during the week of the Monthly Update) with the Parent Representatives to discuss operational matters and the general status of the Company's ongoing business (other than the Company NDT Business), corporate finance and human resource matters; provided, however, that the Company's performance under clause (A) and (B) shall be excused upon the request or unavailability of the Parent Representatives.

            (ii) Subject to any limitations imposed by the CD DOJ or the SEC, from October 30, 2004 through the earlier of the Effective Time or the termination of the Merger Agreement, the Company shall have used its reasonable best efforts in good faith to obtain a Resolution or Settlement reasonably acceptable to the Company, which efforts shall include (A) meeting regularly with the CD DOJ regarding the Potential Violations (subject to the schedule of the CD DOJ), (B) continuing to supply as promptly as reasonably practicable in a manner consistent with past practice any additional information and documentary material that is in its possession related to the Potential Violations that may be requested by the CD DOJ or the SEC, (C) keeping Parent informed of any communication received by the Company or its representatives from, or given by the Company or any of its representatives to, the CD DOJ or the SEC regarding the Potential Violations, (D) permitting Parent to review in advance any written communication intended to be given by it to, consulting with Parent in advance of any in-person meeting with, and providing a reasonable opportunity for representatives of Parent mutually agreeable to the Company to attend any in-person meeting with, the CD DOJ or the SEC related to the Potential Violations, and (E) using reasonable best efforts in good faith to limit the amount of fines or penalties imposed by the CD DOJ in a manner and to the extent consistent with prior discussions between Parent and the Company.

            (iii) The Company shall not enter into any Resolution or Settlement without the written consent of Parent, which consent shall not be unreasonably withheld or delayed. In considering whether any such consent of Parent is unreasonably withheld, it shall be considered unreasonable if, among other things, Parent withholds its consent in a situation in which, taking into account any or all of the agreements, consent decrees or settlements contemplated by the Resolution or Settlement and all other relevant changes, events, occurrences or states of fact other than the Excluded Matters, (A) such matters do not (and would not reasonably be expected to) result in a Company Material Adverse Effect (taking into account Section 3(i) hereof) (it being understood, without limitation, that any fines or penalties payable to the CD DOJ pursuant to the Resolution or Settlement shall be taken into account), and
(B) such agreements, consent decrees or settlements do not include provisions that, in the good faith and reasonable judgment

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of Parent (after consultation with outside counsel), impose, or are reasonably likely to impose, significant and adverse restrictions, conditions or limitations on the business or operations of the Company or any of its Subsidiaries (it being understood that (1) remedial actions consistent with the information disclosed by the Company or Parent or their respective representatives on or before October 30, 2004 to the CD DOJ or the SEC relating to the Potential Violations shall not be deemed to be significant or adverse restrictions, conditions or limitations, individually or collectively, and (2) it shall be considered reasonable if Parent withholds its consent if such agreements, consent decrees or settlements include provisions that, in the good faith and reasonable judgment of Parent (after consultation with outside counsel), impose, or are reasonably likely to impose, any restrictions, conditions or limitations on the business or operations of Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries) other than an obligation on the part of Parent to ensure that the Company and its Subsidiaries comply with any applicable restrictions, conditions or limitations on them in the Resolution or Settlement).

         5. The Company and Parent acknowledge that, unless otherwise agreed to by the Company and Parent, the Closing will not occur until there has been a Resolution or Settlement entered into in accordance with the terms of this letter.

         6. The waivers and agreements of the Company contained in Section 2 and 4 hereof shall not be operative if Parent fails to comply (other than in an immaterial respect) with the provisions of clauses "(i)" or "(ii)" below (it being understood that the Parent undertakes to comply therewith):

            (i) From October 30, 2004 through the earlier of the Effective Time or the termination of the Merger Agreement, Parent shall use its reasonable best efforts in good faith to cooperate with and assist the Company in obtaining a Resolution or Settlement and/or a resolution or settlement with the SEC.

            (ii) From October 30, 2004 through the earlier of the Effective Time or the termination of the Merger Agreement, Parent shall not initiate communications or meetings with the CD DOJ related to the Potential Violations or a Resolution or Settlement or with the SEC related to a resolution or settlement between the SEC and the Company or its affiliates without (A) providing a reasonable opportunity for a representative of the Company to be present or to participate and (B) permitting the Company to review in advance any written communication intended to be given by it to the CD DOJ related to the Potential Violations or a Resolution or Settlement or to the SEC relating to a resolution or settlement between the SEC and the Company or its affiliates; provided, however, that Parent or its representatives may respond to inquiries from the CD DOJ related to the Potential Violations or a Resolution or Settlement or from the SEC related to a resolution or settlement between the SEC and the Company or its affiliates, provided that Parent promptly informs the Company of the substance of any such communications with the CD DOJ or the SEC, except to the extent that the CD DOJ or SEC has requested that Parent not inform the Company of such communications. Nothing in this paragraph shall constrain Parent from cooperating fully with the CD DOJ and the SEC in connection with their investigations of the Potential Violations or a Resolution or Settlement.

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     7. Parent hereby consents under Section 5.2 (and any other relevant provision) of the Merger Agreement to actions to be undertaken by the Company and/or its Subsidiaries with respect to personnel matters, foreign sales agreements or foreign sales orders relating to the Potential Violations.

     8. The parties agree that the "standstill" and "non-solicit" provisions contained in that certain Confidentiality Agreement dated December 1, 2003 between the Company and Parent, as amended, shall continue in full force and effect until December 31, 2005 (for the avoidance of doubt, it is understood that the announcement of the Merger did not cause such provisions to be terminated or otherwise no longer effective).

     9. Parent acknowledges that it is not currently aware of any information (including with respect to the Potential Violations) that would cause or authorize it to limit the obligations of the Surviving Corporation under Section 5.8(a) of the Merger Agreement based on the proviso contained in Section 5.8(a)(i) thereof.

     Each of the parties hereto hereby represents and warrants that (a) it has full power and authority to execute and deliver this letter and (b) upon the execution and delivery hereof, this letter will be valid, binding and enforceable against it.

     This letter may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. The exchange of copies of this letter and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this letter as to the parties and may be used in lieu of the original letter for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

     This letter shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof, and the parties hereto agree that any disputes arising out of this waiver shall be heard exclusively in the Chancery Court of the State of Delaware.

     Except as expressly provided herein, this letter shall not constitute a waiver by either party of any other right, power or privilege under the Merger Agreement.

                            [Signature Page Follows]


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                     Very truly yours,

                     GENERAL ELECTRIC COMPANY

                     By:  /s/ William Woodburn
                          ------------------------------------------------------
                           Name:
                           Title:


                     JET ACQUISITION SUB, INC.

                     By:  /s/ Derek Feng
                          ------------------------------------------------------
                           Name:
                           Title:

Accepted and Agreed as of the date first written above:

INVISION TECHNOLOGIES, INC.



By:  /s/ Sergio Magistri
    -------------------------------------------------------------
     Name:  Sergio Magistri, Ph.D.
     Title:  President and Chief Executive Officer



By:  /s/ Don Mattson
    -------------------------------------------------------------
     Name:  Don Mattson
     Title:  Senior Vice President and Chief Operating Officer


cc:      Howard Chatzinoff
         Keith A. Flaum

               [SIGNATURE PAGE TO MERGER AGREEMENT WAIVER LETTER]


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